Exhibit 10.1
FIRST SUPPLEMENT TO INTERCREDITOR AGREEMENT
     This First Supplement to Intercreditor Agreement is made as of September 30, 2008, by and between BANK OF AMERICA, N.A. (“B of A”) as agent under the Bank Documents (in that capacity, the “Bank Agent”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly The Bank of New York Trust Company, N.A.) (“BONY”), as trustee and collateral agent under the Noteholder Documents (in that capacity, the “Noteholder Agent”), and MORGAN’S WELDING, INC., (the “Additional Grantor”) a Pennsylvania corporation and wholly owned subsidiary of NEENAH FOUNDRY COMPANY, a Wisconsin corporation (the “Company”).
RECITALS
     A. Company is party to the Intercreditor Agreement dated as of December 29, 2006 (the “Agreement”), among B of A, BONY, the Company and certain Grantors (as defined therein).
     B. The Company and the Additional Grantor desire to supplement the Agreement pursuant to Section 8.22 therein to add the Additional Grantor as a Grantor listed in Schedule I to the Agreement, such that the Additional Grantor becomes a party to the Agreement and becomes bound by the provisions of the Agreement to the same extent as the Company and each other Grantor is bound.
     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto the parties hereby agree as follows:
AGREEMENT
     1. Schedule I to the Agreement is hereby supplemented as follows:
     (a) “Morgan’s Welding, Inc.” is added to Schedule I to the Agreement as a Grantor.
     2. The Bank Agent and the Noteholder Agent hereby ratify and confirm the Agreement, as supplemented hereby, in all respects; and the terms thereof shall remain in full force and effect.
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     IN WITNESS WHEREOF, this Supplement is duly executed by the Additional Grantor as of the day and year first written above.

ADDITIONAL GRANTOR

MORGAN’S WELDING, INC., a Pennsylvania corporation

By: Name:	/s/ Jeffrey S. Jenkins Jeffrey S. Jenkins
Title:	Corporate Vice President — Finance and Interim Chief Financial Officer
ALL OF THE FOREGOING IS CONSENTED AND AGREED TO AS OF THE DATE FIRST SET FORTH ABOVE:

BANK AGENT		NOTEHOLDER AGENT

BANK OF AMERICA, N.A.		THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: Name:	/s/ Thomas J. Brennan Thomas J. Brennan	By: Name:	/s/ Roxane Ellwanger Roxane Ellwanger
Title:	Vice President	Title:	Assistant Vice President
First Supplement to Intercreditor Agreement

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